                  Filed pursuant to Rule 497(e) under the Securities Act of 1933
                          Files Nos. 333-14725, 333-16617, 333-14729, 333-16611,
                                     333-16615, 333-03715, 333-33607 & 333-65269

                               NUVEEN MUTUAL FUNDS
                           SUPPLEMENT TO PROSPECTUSES
                              Dated April 20, 2005

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
----------------------------------------------------------------------------------------------
Nuveen Municipal Trust                               Nuveen Multistate Trust IV
 Prospectus dated August 27, 2004, as                 Prospectus dated September 28, 2004, as
supplemented December 28, 2004                       supplemented December 28, 2004
----------------------------------------------------------------------------------------------
Nuveen Multistate Trust I                            Nuveen Investment Trust
 Prospectuses dated September 28, 2004, as            Prospectus dated October 29, 2004, as
supplemented December 28, 2004                       supplemented December 28, 2004
                                                      Prospectus dated December 7, 2004, as
                                                     supplemented December 28, 2004
----------------------------------------------------------------------------------------------
Nuveen Multistate Trust II                           Nuveen Investment Trust II
 Prospectuses dated June 28, 2004, as supplemented    Prospectus dated November 29, 2004, as
December 28, 2004                                    supplemented December 28, 2004
----------------------------------------------------------------------------------------------
Nuveen Multistate Trust III                          Nuveen Investment Trust III
 Prospectus dated September 28, 2004, as              Prospectus dated December 15, 2004, as
supplemented December 28, 2004                       supplemented December 28, 2004
----------------------------------------------------------------------------------------------

The following paragraph is added to Section Two entitled "How We Manage Your Money" under Who Manages the Funds in the prospectus.

     On March 25, 2005, Nuveen Investments and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen Investments. As part of St. Paul Travelers' previously announced three-part divestiture program, St. Paul Travelers sold 39.3 million shares of Nuveen Investments' approximately 94 million outstanding common shares through a secondary public offering on April 12, 2005. Nuveen Investments also repurchased $600 million of its shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares. The repurchase of these shares is being completed through two steps - a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen Investments for settlement later this year. Upon the closing of the secondary offering and the initial repurchase by Nuveen Investments as well as the closing of the forward sale transactions later this year; Nuveen Investments will emerge as a fully independent public company. The completion of the transactions for forward settlement could be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each of the Nuveen Funds and NAM and (for certain of the Funds) the investment sub-advisory agreement between NAM and each such Fund's sub-adviser, which would result in the automatic termination of each agreement. It is anticipated that, prior to the completion of those forward sale transactions, the Board of Trustees of each Fund will consider a new ongoing investment management agreement and investment sub-advisory agreement (if applicable). If approved by the Board, the new ongoing agreements would be presented to each Fund's shareholders for approval, and would take effect upon such approval. It is anticipated that this process will be completed for at least most Funds by the end of July 2005. However, there can be no assurance that the transactions described above will be completed as contemplated, that St. Paul Travelers will sell its remaining shares in Nuveen Investments, or that necessary shareholder approvals will be obtained.

There will be no change in the portfolio management of your fund or in its investment objectives or policies as a result of these transactions.

                   PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE



                                                                   MGN-ALL-0405D